SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 23, 2003


                                CARECENTRIC, INC.

               (Exact name of registrant as specified in charter)



               Delaware                               000-22162                            22-3209241
    (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
            incorporation)
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        2625 Cumberland Parkway
               Suite 310                                         30339
           Atlanta, Georgia                                   (Zip Code)
         (Address of principal
          executive offices)

       (Registrant's telephone number including area code) (678) 264-4400







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ITEM 5.  OTHER EVENTS.

     On May 23, 2003, CareCentric, Inc. issued a press release regarding receipt
of  a  revised  proposal  to  take  the  company  private.   CareCentric  hereby
incorporates by reference  herein the information set forth in its Press Release dated May 23, 2003, a copy of which is annexed  hereto as Exhibit 99.1,  and the proposal  letter from an investor group  consisting of John E. Reed,  Stewart B.
Reed and James A. Burk, a copy of which is annexed hereto as Exhibit 99.2.

                                 INVESTOR NOTICE

     If CareCentric proceeds with the revised proposed merger, then it will file with the SEC a proxy statement and other relevant documents concerning the merger. Investors of CareCentric are urged to read the proxy statement when and if filed and any other relevant documents filed with the SEC because they will contain important information. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by CareCentric free of charge by requesting them in writing from Ana McGary at CareCentric, Inc., 2625 Cumberland Parkway,
Suite 310, Atlanta, GA 30339 or by telephone at (678) 264-4400.

     CareCentric, its directors and executive officers and certain of their employees and the investor group described previously may be deemed to be participants in the solicitation of proxies from the stockholders of CareCentric in connection with the merger, if consummated. These participants may have interests in the merger, if consummated, including interests resulting from holding options or shares of CareCentric common stock. Information about the interests of directors and executive officers of CareCentric, the investor group, and their ownership of securities of CareCentric will be set forth in the proxy statement, when and if filed.

     Investors should read the proxy statement carefully when and if it becomes available before making any voting or investment decisions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not Applicable.

     (b) Pro Forma Financial Information.

         Not Applicable.

     (c) Exhibits.

EXHIBIT
NUMBER             DESCRIPTION
------             -----------
99.1               Press Release dated May 23, 2003
99.2               Proposal Letter dated May 22, 2003





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CARECENTRIC, INC.




Date: May 23, 2003              By: /s/ George M. Hare
                                   -----------------------------------------
                                   George M. Hare
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)







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